Exhibit 99.1

NiSource Industry Leading Natural Gas and Electric Utility Company Investor Presentation May 14, 2015

Forward Looking Statements This presentation contains forward-looking statements within the meaning of federal securities laws. These forward-looking statements are subject to various risks and uncertainties. Examples of forward-looking statements in this presentation include statements and expectations regarding future dividends, operating earnings growth, earnings per share growth, capital investments, financing needs and plans, and investment opportunities. Factors that could cause actual results to differ materially from the projections, forecasts, guidance, estimates and expectations discussed in this presentation include, among other things, the timing to consummate the transactions as described herein; the risk that a condition to consummation is not satisfied; disruption to operations as a result of the proposed transactions; the inability of one or more of the businesses to operate independently following the completion of the proposed transactions; weather; fluctuations in supply and demand for energy commodities; growth opportunities for NiSource’s businesses; increased competition in deregulated energy markets; the success of regulatory and commercial initiatives; dealings with third parties over whom NiSource has no control; actual operating experience of NiSource’s assets; the regulatory process; regulatory and legislative changes; changes in general economic, capital and commodity market conditions; and counter-party credit risk, and the matters set forth in the “Risk Factors” section of the Columbia Pipeline Partners LP (“CPPL”) 2014 Form 10K and the matters set forth in the “Risk Factors” section in NiSource’s 2014 Form 10-K, and the risk factors in the Columbia Pipeline Group (“CPG”) Form 10, many of which are beyond the control of NiSource. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. NiSource expressly disclaims any duty to update any of the forward-looking statements contained in this presentation. With regard to the potential distribution of CPG shares – it should be noted that distribution is subject to the satisfaction of a number of conditions, including the final approval of NiSource’s Board of Directors. There is no assurance that such distribution will in fact occur. Regulation G Disclosure Statement Today’s presentation includes guidance with respect to net operating earnings from continuing operations, which is a non-GAAP financial measure as defined by the SEC’s Regulation G. It should be noted that there will likely be differences between such net operating earnings and GAAP earnings due to various factors, including, but not limited to, weather, restructuring costs and accounting changes. NiSource is not able to estimate the impact of such factors on GAAP earnings and, as such, is not providing earnings guidance on a GAAP basis. 2

NiSource and Columbia Pipeline Group Separation Update Bob Skaggs, President & CEO, NiSource Investor Update May 14, 2015

Creating Two Independent, Premier Energy CompaniesPathway to Successful, Expected to Unlock Full Potential for Long-Term Growth Strategy Both Companies Pure-Play Focused on Distinct Growth Opportunities, Businesses Assets and Customers Execution Experienced Teams and Proven Track Records Excellence at Both Companies Investor Investors Attracted to Distinct Investment Alignment Profiles Independent Companies Positioned to Realize Growth Opportunities Creating Long-Term Value for Shareholders 4

Separation Timeline—Creating Two Independent, Premier Companies MLP IPO Complete Credit Agency Review Complete Recapitalization On Schedule SEC Form 10 On Track Separation on Track for July 1, 2015 Expected Record Date for “Separation Dividend” of Columbia Pipeline Group June 19, 2015 (NYSE:NI and NYSE:CPGX) NiSource—100% Regulated Natural Gas & Electric Utility Company 5

Creating Two Independent, Premier Energy Companies Combined Dividends Reflect ~8% Increase Current Annual Dividend $1.04 Expected Initial Annual Dividend—$0.62 Expected Initial Annual Dividend—$0.50 Confidence in Outlook for Both Companies 6

NiSource* Industry Leading Natural Gas and Electric Utility Company Joe Hamrock, President & CEO Donald Brown, EVP & Chief Financial Officer Jim Stanley, EVP & Chief Operating Officer Carl Levander, EVP & Chief Regulatory Officer Investor Update May 14, 2015 * Represents NiSource after separation

NiSource Strategic Framework – Creating Value Aspiration Premier Regulated Utility Company Value Proposition Best-in-Class Risk-Adjusted Total Return Proposition • ~$30B of 100% Regulated Utility Infrastructure Investment Opportunities • Scale Across 7 States • Transparent Earnings Drivers • Constructive Regulatory Relationships and Mechanisms Strategic Approach Balanced Priorities Enhance Value to Our Customers and Communities Build, Maintain and Operate a Safe, Reliable and Efficient System Aligned, Engaged Employees, Business Partners and Operations Financial Discipline for Our Investors Highly Visible 4-6% EPS* and Dividend Growth Projected * Net Operating Earnings from Continuing Operations (Non-GAAP) 8

Premier Utility Businesses Operating on a Large Scale, Diverse Footprint Headquarters: Merrillville, IN NYSE: NI 7-State Footprint Electric Operations Gas Distribution ~3.5M Gas LDC Customers ~500K Electric Customers NIPSCO NIPSCO Columbia Gas Columbia Gas Electric Gas of Kentucky of Maryland Columbia Gas Columbia Gas Columbia Gas Columbia Gas of Massachusetts of Ohio of Pennsylvania of Virginia Delivering on Commitments to Customers, Employees, Communities & Investors9

NiSource Leadership* NiSource Board of Directors Richard L. Thompson (Independent Chairman)—Director Since 2004 Richard A. Abdoo—Director Since 2008 Aristides S. Candris—Director Since 2012 Michael E. Jesanis—Director Since 2008 Carolyn Y. Woo—Director Since 1998 Joe Hamrock—Director Effective 7-1-2015 Joe Hamrock President & CEO Donald Brown Rob Campbell Carrie Hightman Carl Levander Jim Stanley Violet Sistovaris EVP Corporate EVP & EVP & CFO Affairs & HR Chief Legal Officer EVP & CRO EVP & COO EVP NIPSCO Proven Board of Directors and Leadership Team * Represents NiSource after separation 10

NiSource Key Investment Considerations Focused Business Strategy Transparent Earnings Drivers and Attractive Risk-Adjusted Returns ~$30B of Expected Infrastructure Enhancements Over 20+ Years Meet Safety and Reliability Needs Enhance Customer Service and Experience Comply with Environmental Requirements Significant Scale with ~4.0M Customers Across 7 States Investment Grade Credit Ratings Expected EPS* and Dividend Growth of 4-6% Annually Compelling Pure-Play Utility Investment Proposition * Net Operating Earnings from Continuing Operations (Non-GAAP)11

NiSource Key Investment Considerations Transparent, Sustainable Growth Drives Premium Equity Value 2016 Guidance EPS* $1.00—$1.10 CapEx ~$1.4B Expected Initial Annual Dividend of $0.62 per Share (Increase at Separation Consistent with 4-6% Growth) Targeted Dividend Payout Ratio of 60-70% Compelling Pure-Play Utility Investment Proposition * Net Operating Earnings from Continuing Operations (Non-GAAP)12

Business Profile: Pure-Play Utility with 7-State Footprint Gas Distribution Utilities Fully Integrated Electric Utility • Total Rate Base* of • Total Rate Base* of ~$5B ~$3.0B • Constructive Regulatory Electric • Constructive Regulatory Environments Gas Environment Distribution Operations • Significant System • Significant System 65% 35% Environmental, Modernization Investment Programs Enhancement and Modernization Investment • Enhanced Customer Programs Service, Programs and Growth Initiatives • Enhanced Customer Service, Programs and Operating Earnings Growth Initiatives Collaborative, Constructive Stakeholder Relationships * Rate Base as of 12/31/201413

Revenue Profile: Stable, 100% Regulated Revenue Stream Net Revenue* Commercial 25% Non-Volume Residential Volumetric Sensitive 55% ~35% ~65% Industrial 20% Consistently Earning Allowed Returns on Investments * Based on 2014 Financial Results14

A Well-Established Platform of Operations Execution Across 7-States State-by-State Jurisdictional Focus Support by Central Operations Platform • Leverages experienced leadership • Drives efficiencies across operations Delivering for Stakeholders through Platform Efficiency and Operational Focus15

Significant, Long-Term Infrastructure Investments

~$30B Expected Enhancements Provide Over 20+ Years of Visible Growth



$30
$20
$10
$0
$ in Billions
NiSource
Investment Inventory
Generation Investment (~$1.7B)
Electric Transmission Investment (~$1.0B)
Electric Environmental Investment (~$0.5B)
Electric System Modernization (~$6.8B)
Gas System Modernization (~$20B)

Robust Long-Term Investment Opportunities at Each Company

NiSource

16

Indiana Electric (NIPSCO)



Business Profile

- Third largest electric utility in Indiana (~500K customers)
- Fully integrated electric utility
- 3,300 MW of environmentally compliant generation
- ~ $3.0B rate base

Customer Focus

- Fewest customer complaints in Indiana
- Top quartile reliability performance
- Continued rise in J.D. Power customer satisfaction survey

Rate Design

- 100% fuel costs pass-through
- ~ 55% net revenue requirement collected through fixed charges, tracker, or demand ratchet

Customer Mix (Net Revenue)



Residential & Commercial 70%
Industrial 30%
Variable 10%
Demand 20%

- Steel related customers represent ~15% of net revenues
- Industrial rates 75% demand charge weighted

Regulatory Environment and Growth Strategy

- 7-Year, ~ $1.1B T&D infrastructure modernization program with semi-annual tracker filings
- Two electric transmission projects underway (~$500M capital investment)
- All plants fully scrubbed by end of 2015 (~$800M capital investment)
- Potential for additional environmental, modernization, and transmission opportunities to be identified over the next 20+ years

Constructive Legislation

- Senate Bill 560 – Use of forward test year, timely rate cases, infrastructure investment tracking, rural expansion for natural gas; Rate case required within 7 years of original TDSIC filing
- Senate Bill 251 – Cost recovery of federally mandated requirements

Anticipated Growth Investment Summary	
Total Investment Opportunities	~$10.0B
Annual Investment Range	$175-$500M
Program Length	20+ Years
Regulatory Treatment	Modernization and Environmental Projects Tracked

Typical TDSIC Timeline (Semi-Annual Filings)



Year 1
Year 2
Sept Filing
Dec
Investment
Recovery
Mar Filing
Jun
Investment
Recovery

17

Indiana Electric (NIPSCO) – Transmission Projects Under the MISO comprehensive transmission expansion plan, NIPSCO is constructing two large Multi Value Projects (MVPs) to meet the reliability needs of the electric system and its customers: Project 1: Reynolds to Topeka • 100 Mile, 345 kV transmission line (Reynolds/Burr Oak/Hiple) • Approved by MISO Board of Directors on December 8, 2011 • FERC approved forward looking rates including CWIP and any potential abandonment costs • CapEx $293M • In Service late 2018 Project 2: Greentown to Reynolds • 66 Mile, 765 kV transmission line (Reynolds/Greentown) • 50/50 Partnership with Pioneer • Approved by MISO Board of Directors on December 8, 2011 • FERC approved forward looking rates including CWIP and any potential abandonment costs • CapEx $330M (NIPSCO = $165M) • In Service late 2018 18

Columbia Gas of Ohio



Business Profile

- Largest LDC in Ohio (~1.4M customers)
- ~ 20,000 miles of pipe
- ~ 3,000 miles of bare steel & cast iron
- ~ $1.7B rate base

Customer Focus

- Nationally recognized energy efficiency programs
- Positive trending customer satisfaction

Rate Design

- Straight fixed variable rate design (fully fixed residential distribution rate)
- Bad debt tracked with full recovery
- Several other O&M trackers

Economic Outlook / Customer Growth

- Stable economic environment with modest customer growth
- Energy is central to state economy

Constructive Legislation

- House Bill 95 – Utility modernization capital programs
- House Bill 319 – Infrastructure cost recovery for economic development projects
- Senate Bill 378 – Underground protection and enforcement

Regulatory Environment and Growth Strategy

- Fully tracked annual Infrastructure Replacement Program (IRP)
- Ability to defer costs associated with non-tracked investments
- Public policy provides tools supporting investment for economic development and deferral of pipeline safety costs

Anticipated Modernization Investment Summary	
Total Investment Opportunities	~$4.1B
Annual Investment Range	$177-$195M
Program Length	20-25 Years
Regulatory Treatment	Tracked (IRP)
Weighted Avg Regulatory Lag	< 12 Months

Annual IRP Timeline


Year 1
Year 2
Investment
Recovery
Feb
Filing
May

NiSource
19

Indiana Gas (NIPSCO)



Business Profile

- Largest LDC in Indiana (~800K customers)
- ~ 17,000 miles of pipe
- ~ 35 miles of bare steel
- Regulatory construct encourages gas system expansion into rural areas
- ~ $800M fair value rate base

Customer Focus

- Lowest-cost gas provider in Indiana
- Fewest customer complaints in Indiana
- Continued rise in J.D. Power customer satisfaction survey

Rate Design

- ~60% of residential distribution rate fixed
- Low income program fully tracked

Economic Outlook / Customer Growth

- Stable economic environment
- Customer growth potential through rural extension opportunities

Constructive Legislation

- Senate Bill 560 – Use of forward test year, timely rate cases, infrastructure investment tracking, rural expansion for natural gas; rate case required within 7 years of original TDSIC filing
- Senate Bill 251 – cost recovery of federally mandated requirements

Regulatory Environment and Growth Strategy

- 7-Year, ~ $830M Infrastructure Modernization Program with semi-annual tracker filings
- Additional modernization opportunities identified over next 20+ years

Anticipated Growth Investment Summary	
Total Investment Opportunities	~$4.5B
Annual Investment Range	$80-$120M
Program Length	20-25 Years
Regulatory Treatment	Tracked
Weighted Avg Regulatory Lag	< 12 Months

Typical TDSIC Timeline (Semi-Annual Filings)


Year 1
Year 2
Sept Filing
Dec
Investment
Recovery
Mar Filing
Jun
Investment
Recovery

NiSource

20

Columbia Gas of Pennsylvania



Business Profile

- ~420K customers in Pa.
- ~ 7,400 miles of pipe
- ~ 1,700 miles of bare steel & cast iron (rate of replacement nearly double state avg.)
- ~ $1.1B rate base

Customer Focus

- Ranked highest in customer satisfaction among midsize gas utilities in eastern U.S., according to J.D. Power 2014 residential customer satisfaction study
- State leader in universal services, low income initiatives, choice and energy efficiency programs

Rate Design

- ~ 75% revenue generated by residential customers with 50% fixed distribution rate (assuming average customer usage)
- Weather normalization adjustment for residential customers stabilizes revenue

Economic Outlook / Customer Growth

- Stable economic environment
- Tariff program allows for modest customer growth
- New business tariff proposals pending

Constructive Legislation

- Act 11 – Allows a gas utility to file a Distribution Service Improvement Charge (DSIC) and rate case with fully forecasted rate year

Regulatory Environment and Growth Strategy

- Recovery of infrastructure and other costs through frequent base rate filings utilizing a forward test year
- Base rate cases supplemented by DSIC filings
- Tariff supports system expansion by allowing customers payment options for main extension

Anticipated Modernization Investment Summary	
Total Investment Opportunities	~$3.0B
Annual Investment Range	$143-$168M
Program Length	15-20 Years
Regulatory Treatment	Rate Case / Tracker
Weighted Avg Regulatory Lag	None

Typical Rate Case Timeline


Year 1
Year 2
Investment
Recovery
Mar
Filing

NiSource

21

Columbia Gas of Massachusetts



Business Profile

- Largest gas-only LDC in Mass. (~300K customers)
- ~ 5,000 miles of pipe
- ~ 1,000 miles of bare steel & cast iron
- ~ $600M rate base

Customer Focus

- Strong customer interest in conversion from oil to natural gas
- Broad based energy efficiency program provides full range of customer programs

Rate Design

- Revenue decoupling adjustment provides residential distribution revenue recovery
- Full cost recovery mechanisms for O&M associated with energy efficiency and low income programs, bad debt, and pension costs

Economic Outlook / Customer Growth

- Stable economic environment
- Customer growth potential through conversion opportunities

Regulatory Environment and Growth Strategy

- Modernization/safety investments recovered through annual (forward-looking) infrastructure tracker filings
- Tracker filings supplemented by periodic rate cases
- Customer growth opportunities through natural gas conversions

Constructive Legislation

- House Bill 4164
  - Recovery of pipeline infrastructure investments based on forward looking tracker
  - Allows LDCs to implement various programs to facilitate customer conversion to natural gas

Anticipated Modernization Investment Summary	
Total Investment Opportunities	~$1.4B
Annual Investment Range	$44-$70M
Program Length	15-20 Years
Regulatory Treatment	Tracked
Weighted Avg Regulatory Lag	None

Annual Infrastructure Tracker Timeline


Year 1
Year 2
Oct
Filing
Investment
May
Recovery

NiSource
22

Columbia Gas of Virginia



Business Profile

- ~250K customers in Virginia
- ~ 5,000 miles of pipe
- ~ 200 miles of bare steel
- ~ $530M rate base

Customer Focus

- Broad residential, commercial and industrial portfolio
- Industry leading third party damage rate

Rate Design

- Revenue normalization adjustments provides full residential distribution revenue recovery
- Energy conservation tracker

Economic Outlook / Customer Growth

- Stable economic environment
- Customer growth opportunities through system expansion
- Initiatives in place to promote customer conversions and growth

Regulatory Environment and Growth Strategy

- Forward looking annual modernization/safety infrastructure investment tracker filings
- Tracker filings supplemented by rate case filings with forward test year
- Annual infrastructure cost recovery filings
- System expansion opportunities through NEED and MAIN legislation

Constructive Legislation

- DIMP Act – Allows deferral of incremental O&M costs related to pipeline safety programs
- SAVE Act – Allows recovery of investment on infrastructure replacement
- NEED Act – Allows deferral of infrastructure expansion costs
- MAIN Act – Provides for recovery of infrastructure expansion program costs

Anticipated Modernization Investment Summary	
Total Investment Opportunities	~$550M
Annual Investment Range	$20-$30M
Program Length	N/A
Regulatory Treatment	Tracked
Weighted Avg Regulatory Lag	None

Annual Infrastructure Tracker Timeline


Year 1
Year 2
July
Filing
Investment
Recovery

NiSource

23

Columbia Gas of Kentucky



Business Profile

- ~135K customers in Ky.
- ~ 2,600 miles of pipe
- ~ 430 miles of bare steel & cast iron
- ~ $235M rate base

Customer Focus

- Top tier customer satisfaction levels
- Sustained industry leading employee safety performance

Rate Design

- ~ 65% of revenue generated by residential customers with a 60% fixed distribution rate
- Weather normalization adjustment for residential and commercial customer stabilizes revenue
- Energy conservation tracker

Economic Outlook / Customer Growth

- Stable economic environment with improving customer growth rates

Constructive Legislation

- House Bill 100 – allows government financing for energy efficiency improvements
- State law also provides for tracked recovery of pipeline replacements and permits use of forward test year in rate cases

Regulatory Environment and Growth Strategy

- Annual modernization/safety infrastructure investment tracker filings
- Tracker filings supplemented by rate case filings with forward test year

Anticipated Modernization Investment Summary	
Total Investment Opportunities	~$750m
Annual Investment Range	$12-$14M
Program Length	25-30 Years
Regulatory Treatment	Tracked
Weighted Avg Regulatory Lag	None

Annual Infrastructure Tracker Timeline


Year 1
Year 2
Oct
Filing
Investment
Recovery

NiSource
24

Columbia Gas of Maryland



Business Profile

- ~33K customers in Md.
- ~ 750 miles of pipe
- ~ 95 miles of bare steel & cast iron
- ~ $60M rate base

Rate Design

- Revenue normalization adjustment provides full residential distribution revenue recovery
- Energy efficiency tracker

Customer Focus

- Sustained industry leading employee and system safety performance

Economic Outlook / Customer Growth

- Stable economic environment with modest customer growth

Regulatory Environment and Growth Strategy

- Forward looking annual Infrastructure Replacement and Improvement Surcharge (IRIS) recovers age and condition investment
- IRIS filings supplemented by periodic rate cases
- Opportunity to update other costs between rate cases

Anticipated Modernization Investment Summary	
Total Investment Opportunities	~$200M
Annual Investment Range	$6-$14M
Program Length	15-20 Years
Regulatory Treatment	Tracked
Weighted Avg Regulatory Lag	None

Constructive Legislation

- STRIDE -- prospective cost recovery for age and condition investment


Annual IRIS Timeline
Year 1
Year 2
Nov
Filing
Investment
Recovery

25

NiSource Utility Company Summary

Highly Visible ~$30B / 20+ Year Infrastructure Investment Opportunity

- Industry-leading regulated natural gas and electric utilities company platform
- Track record of collaborative execution and safe, reliable service
- Complementary rate structures and tracker mechanisms; ~75% of CapEx expected to be revenue-producing
- Disciplined capital management; solid, investment-grade credit rating

~$1.4B Expected Annual Capital Investment


Expand Programs & Grow Customer Base
Enhance Electric Transmission System
Modernize Gas & Electric Infrastructure

4-6% Expected EPS* & Dividend Growth

Driving Predictable Long-Term Earnings and Dividend Growth

* Net Operating Earnings from Continuing Operations (Non-GAAP)

NiSource

26

Financial Profile Donald Brown, EVP & Chief Financial Officer CONFIDENTIAL DRAFT | September 10, 2014

NiSource Utilities Capital Expenditures Annual Investments Driven by ~$30B / 20+ Year Opportunities $1.3B $1.4B $1.3B $1.2B $1.1B $0.8B $0.6B 72% 75% $0.5B 78% 74% 78% 67% 59% 54% 26% 22% 28% 25% 46% 33% 22% 41% 2009 2010 2011 2012 2013 2014 2015E 2016E Maintenance Growth/Tracker Expected Annual Capital Investments Grow Rate Base by 6-8% per Year28

NiSource Utilities Consistent Earnings Growth Historical Operating Income** Expected 4-6% $950 ($ Millions) Long-Term EPS* & Dividend Growth $850 $750 2016 Guidance $650 • Earnings Per Share (EPS*) $1.00—$1.10 $550 • Expected Initial Annual Dividend of $0.62 per $450 Share Following Separation $350 $250 2016E … 2009 2010 2011 2012 2013 2014 Solid Track Record of Operating Earnings Growth * Net Operating Earnings from Continuing Operations (Non-GAAP) ** Historical NiSource Gas Distribution and Electric Operations Reported Operating Income29

NiSource Debt and Credit Profile* Recapitalization Reduces NiSource Net Debt NiSource Long-Term Debt Profile at Separation • Weighted Average Maturity of ~14 years • Weighted Average Rate of ~5.8% Solid Liquidity • $1.5B / 5-Year Committed Credit Facility in Place at Separation • Minimal Balance at Separation Stable Investment Grade Credit Ratings Expected at All Three Agencies Committed to Stable Investment Grade Credit * Projected as of July 1, 201530

NiSource Primary Sources & Uses of Cash (Illustrative)


Annual Net Funding Requirement
($400M-$500M)
Growth CapEx
(~$1,000M)
Maintenance CapEx
(~$350M)
Dividend
(~$200M)
DRIP (~$50M)
Funds From Operations
(~$1,100M)
Primary Uses
Primary Sources

Expected Long-Term 4-6% EPS* Growth Inclusive of Funding Needs

* Net Operating Earnings from Continuing Operations (Non-GAAP)

NiSource
31

NiSource Key Investment Considerations Compelling Pure-Play Utility Investment Proposition Focused Business Strategy ~$30B of Expected Infrastructure Enhancements Over 20+ years Significant Scale with ~4.0M Customers Across 7 States Investment Grade Credit Ratings Expected Earnings and Dividend Growth of 4-6% Annually 2016 Guidance EPS* $1.00—$1.10 CapEx ~$1.4B Expected Initial Annual Dividend of $0.62 per Share Targeted Dividend Payout Ratio of 60-70% Transparent, Sustainable Growth Drives Premium Equity Value * Net Operating Earnings from Continuing Operations (Non-GAAP)32

Appendix

NiSource Leadership Team* Joe Hamrock President & Chief Executive Officer • Previously, Hamrock was Executive Vice President & Group CEO for NiSource’s Gas Distribution segment • Hamrock joined NiSource in May 2012 after serving in a variety of senior executive positions with American Electric Power Donald Brown Executive Vice President & Chief Financial Officer • Brown joined NiSource in April 2015 after serving as Vice President and Chief Financial Officer at UGI Utilities, a division of UGI Corporation • Brown has also served in a variety of financial leadership and consulting roles at Constellation Energy, Progress Energy and Deloitte Jim Stanley Executive Vice President & Chief Operating Officer • Previously, Stanley was Executive Vice President & Group CEO for NiSource’s Indiana gas and electric utility, NIPSCO • Stanley joined NiSource in October 2012 after serving in a variety of senior executive positions in the utility industry, most recently as Senior Vice President and Chief Distribution Officer for Duke Energy’s U.S. electric business * These represent announced future positions at NiSource34

NiSource Leadership Team Carrie Hightman Executive Vice President & Chief Legal Officer • Prior to joining NiSource in 2007, Hightman served as President of AT&T Illinois • Previously, Hightman was a partner at the Chicago law firm of Schiff Hardin, where she led its Energy, Telecommunications and Public Utilities practice group Carl Levander Executive Vice President & Chief Regulatory Officer • Previously, Levander was President of Columbia Gas of Virginia, NiSource’s natural gas distribution subsidiary based in Virginia • Levander began his career with Columbia Gas as an attorney in 1986 and has served in a variety of rates and regulatory positions35

NiSource Leadership Team* Rob Campbell Executive Vice President, Corporate Affairs & Human Resources • Previously, Campbell was Senior Vice President of Human Resources • Campbell also was employed at NiSource in executive roles from June 2001 through January 2004, before returning to the law firm of Schiff Hardin LLP Violet Sistovaris Executive Vice President, NIPSCO • Previously, Sistovaris was Senior Vice President & Chief Information Officer • Sistovaris has served in a variety of executive positions at NiSource since joining the company in 1994 from Centier Bank * These represent announced future positions at NiSource36

NiSource Leadership Team Brent Archer President, Columbia Gas of Virginia • Previously, Archer served in a variety of leadership positions at the Columbia Gas companies, most recently as Director of Business Policy at Columbia Gas of Virginia • Archer joined Columbia Gas in 1986 Steve Bryant President, Columbia Gas of Massachusetts• Previously, Bryant served as Vice President of External Affairs Bryant joined Columbia Gas in 2001 after serving in various marketing and regulatory positions at New England gas utilities Dan Creekmur President, Columbia Gas of Ohio Previously, Creekmur served as Vice President and General Manager of Columbia Gas of Ohio and Vice President of Regulatory Affairs Creekmur joined Columbia Gas of Ohio in 2007 as an attorney37

NiSource Leadership Team Mark Kempic President, Columbia Gas of Pennsylvania/Maryland • Previously, Kempic was Director of Rates and Regulatory Policy • Kempic joined Columbia Gas in 1998 as an attorney. He previously worked for Columbia Gas in a variety of roles from 1979 through 1992 Herb Miller President, Columbia Gas of Kentucky • Miller joined Columbia Gas in 2006 after serving eight years as the Chief Legal Officer and Corporate Secretary of American Water Company for Kentucky, Tennessee and Georgia • Previously, Miller was a partner in the law firm, Stoll, Keenon & Ogden, one of Kentucky’s oldest and largest law firms Kathleen O’Leary President, NIPSCO • Previously, O’Leary was Senior Vice President of Communications and Compliance at NIPSCO • O’Leary has served in a variety of executive positions since joining the company as an attorney for Columbia Gulf Transmission in 197838